Exhibit 99.1

Press Release

INVESTOR RELATIONS CONTACT:	William McDowell
215-761-4198
william.mcdowell2@cigna.com

MEDIA CONTACT:	Ellie Polack
860-902-4906
elinor.polack@cigna.com

Cigna Corporation Announces Exchange Offers and Consent Solicitations for Senior Notes
of Cigna Holding Company, Express Scripts Holding Company and Medco Health Solutions, Inc.

BLOOMFIELD, Conn., September 26, 2019 - Cigna Corporation (NYSE: CI) (“Cigna”) today announced the commencement of private offers to exchange (each, an “Exchange Offer” and, collectively, the “Exchange Offers”) any and all of certain outstanding notes issued by Cigna’s wholly-owned subsidiaries, Cigna Holding Company, Express Scripts Holding Company and Medco Health Solutions, Inc. (collectively, the “Existing Notes”) for (1) new senior notes to be issued by Cigna (the “New Cigna Notes”) and (2) cash, subject to the terms and conditions set forth in Cigna’s confidential offering memorandum and consent solicitation statement, dated September 26, 2019 (the “Offering Memorandum and Consent Solicitation Statement”).

In connection with the Exchange Offers, Cigna is also soliciting consents (each, a “Consent Solicitation” and, collectively, the “Consent Solicitations” and, together with the Exchange Offers, the “Exchange Offers and Consent Solicitations”) from holders of the Existing Notes to amend (collectively, the “Proposed Amendments”) the indentures governing the Existing Notes (each, an “Existing Indenture” and, collectively, the “Existing Notes Indentures”) to eliminate certain of the covenants, restrictive provisions, reporting requirements, events of default and related provisions therein, subject to the terms and conditions set forth in the Offering Memorandum and Consent Solicitation Statement.  If the Proposed Amendments are adopted, certain terms of the Existing Notes will be less restrictive and will afford reduced protection to holders of the Existing Notes compared to those terms and protections currently in the indenture governing Cigna’s existing senior notes or those terms and protections that will be applicable to the New Cigna Notes.  Other than with respect to the 8.30% 2023 notes issued by Cigna Holding Company, the 7.65% 2023 notes issued by Cigna Holding Company, the 7.865% 2027 notes issued by Cigna Holding Company and the 8.30% 2033 step-down notes issued by Cigna Holding Company (collectively, the “Super-Majority Notes”), the consent of the holders of a majority of the aggregate principal amount of the Existing Notes outstanding of each series will be required in order to effectuate the Proposed Amendments to the Existing Indenture for each such series.  With respect to the Super-Majority Notes, the consent of holders of 66 2/3% of the aggregate principal amount of the Super-Majority Notes outstanding of each series will be required in order to effectuate the Proposed Amendments to the Existing Indenture for each series.

The following table sets forth each series of Existing Notes subject to the Exchange Offers and Consent Solicitations and the “Exchange Consideration”, the “Early Tender Premium” and the “Total Exchange Consideration” offered in the Exchange Offers.

Cigna Holding Company Notes
Title of Series of Old Notes	CUSIP Number	Aggregate Principal Amount Outstanding	Title of Series of Notes to be Issued	Exchange Consideration(1)	+	Early Tender Premium(1)		=	Total Exchange Consideration(1)(2)
				New Cigna Notes (principal amount)		New Cigna Notes (principal amount)	Cash		New Cigna Notes (principal amount)	Cash
4.500% Notes due 2021	125509BP3	$300,000,000	New Cigna 4.500% Notes due 2021	$970		$30	$1.00		$1,000	$1.00
4.000% Notes due 2022	125509BS7	$750,000,000	New Cigna 4.000% Notes due 2022	$970		$30	$1.00		$1,000	$1.00
8.30% Notes due 2023	125509AG4	$16,860,000	New Cigna 8.30% Notes due 2023	$970		$30	$1.00		$1,000	$1.00
7.65% Notes due 2023	125509AH2	$100,000,000	New Cigna 7.65% Notes due 2023	$970		$30	$1.00		$1,000	$1.00
3.250% Notes due 2025	125509BU2	$900,000,000	New Cigna 3.250% Notes due 2025	$970		$30	$1.00		$1,000	$1.00
7.875% Debentures due 2027	125509AZ2	$259,483,000	New Cigna 7.875% Notes due 2027	$970		$30	$1.00		$1,000	$1.00
3.050% Notes due 2027	125509BV0	$600,000,000	New Cigna 3.050% Notes due 2027	$970		$30	$1.00		$1,000	$1.00
8.30% Step-Down Notes due 2033(3)	125509BE8	$45,354,000	New Cigna 8.30% Step-Down Notes due 2033	$970		$30	$1.00		$1,000	$1.00
6.150% Notes due 2036	125509BH1	$190,498,000	New Cigna 6.150% Notes due 2036	$970		$30	$1.00		$1,000	$1.00
5.875% Notes due 2041	125509BQ1	$120,523,000	New Cigna 5.875% Notes due 2041	$970		$30	$1.00		$1,000	$1.00
5.375% Notes due 2042	125509BT5	$317,282,000	New Cigna 5.375% Notes due 2042	$970		$30	$1.00		$1,000	$1.00
3.875% Notes due 2047	125509BW8	$1,000,000,000	New Cigna 3.875% Notes due 2047	$970		$30	$1.00		$1,000	$1.00

Express Scripts Holding Company Notes
Title of Series of Old Notes	CUSIP Number	Aggregate Principal Amount Outstanding	Title of Series of Notes to be Issued	Exchange Consideration(1)	+	Early Tender Premium(1)		=	Total Exchange Consideration(1)(2)
				New Cigna Notes (principal amount)		New Cigna Notes (principal amount)	Cash		New Cigna Notes (principal amount)	Cash
3.300% Senior Notes due 2021	30219GAL2	$500,000,000	New Cigna 3.300% Notes due 2021	$970		$30	$1.00		$1,000	$1.00
4.750% Senior notes due 2021	30219GAE8	$1,250,000,000	New Cigna 4.750% Notes due 2021	$970		$30	$1.00		$1,000	$1.00
3.900% Senior Notes due 2022	30219GAF5	$1,000,000,000	New Cigna 3.900% Notes due 2022	$970		$30	$1.00		$1,000	$1.00
3.050% Senior Notes due 2022	30219GAT5	$500,000,000	New Cigna 3.050% Notes due 2022	$970		$30	$1.00		$1,000	$1.00
3.000% Senior Notes due 2023	30219GAQ1	$1,000,000,000	New Cigna 3.000% Notes due 2023	$970		$30	$1.00		$1,000	$1.00
3.50% Senior Notes due 2024	30219GAK4	$1,000,000,000	New Cigna 3.50% Notes due 2024	$970		$30	$1.00		$1,000	$1.00
4.500% Senior Notes due 2026	30219GAM0	$1,500,000,000	New Cigna 4.500% Notes due 2026	$970		$30	$1.00		$1,000	$1.00
3.400% Senior Notes due 2027	30219GAN8	$1,500,000,000	New Cigna 3.400% Notes due 2027	$970		$30	$1.00		$1,000	$1.00
6.125% Senior Notes due 2041	30219GAG3	$448,668,000	New Cigna 6.125% Notes due 2041	$970		$30	$1.00		$1,000	$1.00
4.800% Senior Notes due 2046	30219GAP3	$1,500,000,000	New Cigna 4.800% Notes due 2046	$970		$30	$1.00		$1,000	$1.00

Medco Health Solutions, Inc. Notes
Title of Series of Old Notes	CUSIP Number	Aggregate Principal Amount Outstanding	Title of Series of Notes to be Issued	Exchange Consideration(1)	+	Early Tender Premium(1)		=	Total Exchange Consideration(1)(2)
				New Cigna Notes (principal amount)		New Cigna Notes (principal amount)	Cash		New Cigna Notes (principal amount)	Cash
4.125% Senior Notes due 2020	58405UAG7	$500,000,000	New Cigna 4.125% Notes due 2020	$970		$30	$1.00		$1,000	$1.00

(1)          For each $1,000 principal amount of the Existing Notes (as defined herein) accepted for exchange.
(2)          Includes the Early Tender Premium (as defined herein).
(3)          The interest rate on these notes will step-down to 8.08% on January 15, 2023.

The Exchange Offers and Consent Solicitations are being made only to Eligible Holders (as defined below).  Eligible Holders must validly tender (and not validly withdraw) their Existing Notes at or prior to 5:00 p.m., New York City time, on October 9, 2019 (the “Early Tender Date”), in order to be eligible to receive the applicable “Early Tender Premium” shown in the table above.  Existing Notes tendered after the Early Tender Date but prior to the Expiration Date (as defined below) will only be eligible to receive the applicable “Exchange Consideration” shown in the table above.  Eligible Holders of Existing Notes may deliver their consent to the Proposed Amendments to the corresponding Existing Indenture for such series pursuant to the Consent Solicitations only by tendering Existing Notes of the applicable series in the applicable Exchange Offer.  Eligible Holders may not deliver a consent pursuant to the Consent Solicitations without tendering Existing Notes in the applicable Exchange Offer.  If an Eligible Holder tenders Existing Notes in an Exchange Offer, such Eligible Holder will also be delivering its consent, with respect to the principal amount of such tendered Existing Notes, to the Proposed Amendments.  Tenders may be validly withdrawn at any time on or prior to 5:00 p.m., New York City time, on October 9, 2019, but not thereafter, unless required by law.

The Exchange Offers and Consent Solicitations will expire at 5:00 p.m., New York City time, on November 4, 2019 (the “Expiration Date”).  The settlement date for the Exchange Offers and Consent Solicitations will occur promptly after the Expiration Date (the “Final Settlement Date”), subject to all conditions to the Exchange Offers and Consent Solicitations having been satisfied or waived by Cigna.  Cigna may elect to have an early settlement for any or all series of Existing Notes and issue the New Cigna Notes with respect to such Existing Notes validly tendered prior to the Early Tender Date (and not validly withdrawn) at any time after the Early Tender Date and prior to the Final Settlement Date (such date, the “Early Settlement Date”), subject to all conditions to the Exchange Offers and Consent Solicitations having been satisfied or waived by Cigna.  If elected, such Early Settlement Date would not be expected to occur earlier than October 11, 2019.

Each series of New Cigna Notes will accrue interest from (and including) the most recent date on which interest has been paid on the corresponding series of Existing Notes accepted in the Exchange Offers and the Consent Solicitations; provided that interest will only accrue with respect to the aggregate principal amount of New Cigna Notes an Eligible Holder receives, which will be less than the principal amount of Existing Notes tendered for exchange if such Eligible Holder tenders its Existing Notes after the Early Tender Date.  Except as set forth in the preceding sentence, no accrued but unpaid interest will be paid with respect to Existing Notes tendered in the Exchange Offers and Consent Solicitations.

The New Cigna Notes will be fully and unconditionally guaranteed, jointly and severally, on an unsecured and unsubordinated basis, by each of Cigna Holding Company and Express Scripts Holding Company, subject to a guarantee release condition which will be set forth in the indenture governing the New Cigna Notes (the “Guarantee Release Condition”).  The Guarantee Release Condition may be satisfied concurrent with or shortly after the issuance of the New Cigna Notes, or at any point thereafter.

The Exchange Offers and Consent Solicitations are conditioned on the satisfaction or waiver of certain customary conditions, as described in the Offering Memorandum and Consent Solicitation Statement.  The Exchange Offers and Consent Solicitations are not conditioned upon any minimum amount of Existing Notes being tendered.  Cigna may terminate, withdraw, amend or extend any or all of the Exchange Offers and/or Consent Solicitations.

The New Cigna Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state or foreign securities laws.  The New Cigna Notes may not be offered or sold in the United States or to any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.  The Exchange Offers and Consent Solicitations are only being made to persons who certify that they are (a) “Qualified Institutional Buyers”, as such term is defined in Rule 144A under the Securities Act or (b) persons that are outside the United States and that are (i) not “U.S. persons,” as such terms are defined in Rule 902 under the Securities Act and (ii) “non-U.S. qualified offerees”, as such term is defined in the Eligibility Letter (as defined below) (such persons, “Eligible Holders”).  As such, documents relating to the Exchange Offers and Consent Solicitations will only be distributed to holders of Existing Notes who complete and return an eligibility letter (“Eligibility Letter”) confirming that they are Eligible Holders of Existing Notes.  In addition, if an Eligible Holder of Existing Notes is a resident of Canada, such Eligible Holder must also certify that it is an “accredited investor,” as such term is defined in the National Instrument 45-106—Prospectus Exemptions or Section 73.3(1) of the Securities Act (Ontario), as applicable, and is a “permitted client,” as such term is defined in National Instrument 31-103—Registration Requirements, Exemptions and Ongoing Registrant Obligations.

Cigna will enter into a registration rights agreement on the first issuance date of the New Cigna Notes, pursuant to which Cigna will agree to use its commercially reasonable efforts to file an exchange offer registration statement with the Securities and Exchange Commission (the “SEC”) to allow holders of New Cigna Notes to exchange their New Cigna Notes for the same principal amount of exchange notes of the same series, which will have terms identical in all material respects to such New Cigna Notes, except that the exchange notes will not contain transfer restrictions.

The complete terms and conditions of the Exchange Offers and Consent Solicitations are described in the Offering Memorandum and Consent Solicitation Statement, copies of which may be obtained by Eligible Holders by contacting D.F. King Co., Inc., the exchange agent and information agent in connection with the Exchange Offers and Consent Solicitations, at: (800) 499-8541 (toll free) or: (212) 269-5550 (bankers and brokers call collect) or email at cigna@dfking.com.  The Eligibility Letter is available electronically at: www.dfking.com/cigna.

About Cigna

Cigna Corporation (NYSE: CI) is a global health service company dedicated to improving the health, well-being and peace of mind of those we serve. Cigna delivers choice, predictability, affordability and access to quality care through integrated capabilities and connected, personalized solutions that advance whole person health. All products and services are provided exclusively by or through operating subsidiaries of Cigna Corporation, including Cigna Health and Life Insurance Company, Cigna Life Insurance Company of New York, Connecticut General Life Insurance Company, Express Scripts companies or their affiliates, and Life Insurance Company of North America. Such products and services include an integrated suite of health services, such as medical, dental, behavioral health, pharmacy, vision, supplemental benefits, and other related products including group life, accident and disability insurance.

Cigna maintains sales capability in over 30 countries and jurisdictions, and has more than 165 million customer relationships throughout the world.

Forward Looking Statements

Information included or incorporated by reference in this communication, and information which may be contained in other filings with the SEC and press releases or other public statements, contains or may contain forward-looking statements.  Forward-looking statements are based on Cigna’s expectations and projections about future trends, events and uncertainties as of the date the statement is made and are not statements of historical fact.  Forward-looking statements may include, among others, statements concerning future financial or operating performance, including Cigna’s ability to deliver affordable, personalized and innovative solutions for Cigna’s customers and clients; future growth, business strategy, strategic or operational initiatives; economic, regulatory or competitive environments, particularly with respect to the pace and extent of change in these areas; financing or capital deployment plans and amounts available for future deployment; Cigna’s prospects for growth in the coming years; the merger (“Merger”) with Express Scripts Holding Company; and other statements regarding Cigna’s future beliefs, expectations, plans, intentions, financial condition or performance.  You may identify forward-looking statements by the use of words such as “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “may,” “should,” “will” or other words or expressions of similar meaning, although not all forward-looking statements contain such terms.

Forward-looking statements are subject to risks and uncertainties, both known and unknown, that could cause actual results to differ materially from those expressed or implied in forward-looking statements. Such risks and uncertainties include, but are not limited to:

•	Cigna’s ability to achieve its financial, strategic and operational plans or initiatives;

•	Cigna’s ability to predict and manage medical and pharmacy costs and price effectively;

•	Cigna’s ability to adapt to changes or trends in an evolving and rapidly changing industry;

•	Cigna’s ability to effectively differentiate its products and services from those of its competitors and maintain or increase market share;

•	Cigna’s ability to develop and maintain good relationships with physicians, hospitals, other health care providers and pharmaceutical manufacturers;

•	changes in drug pricing;

•	the impact of modifications to Cigna’s operations and processes;

•
Cigna’s ability to identify potential strategic acquisitions or transactions and realize the expected benefits (including anticipated synergies) of such transactions in full or within the anticipated time frame, including with respect to the Merger, as well as its ability to integrate operations, resources and systems;

•	the substantial level of government regulation over Cigna’s business and the potential effects of new laws or regulations or changes in existing laws or regulations;

•	the outcome of litigation, regulatory audits, investigations, actions and/or guaranty fund assessments; uncertainties surrounding participation in government-sponsored programs such as Medicare;

•	the effectiveness and security of Cigna’s information technology and other business systems;

•	the impact of Cigna’s debt service obligations on the availability of funds for other business purposes; unfavorable industry, economic or political conditions, including foreign currency movements;

•	acts of war, terrorism, natural disasters or pandemics; and

•	other risks and uncertainties that are described in SEC reports filed by Cigna.

You should carefully consider these and other relevant factors, including those risk factors in this communication and other risks and uncertainties that affect the business Cigna described in its filings with the SEC, when reviewing any forward-looking statement. These factors are noted for investors as permitted under the Private Securities Litigation Reform Act of 1995. Investors should understand it is impossible to predict or identify all such factors or risks. As such, you should not consider the foregoing list, or the risks identified in SEC filings, to be a complete discussion of all potential risks or uncertainties, and should not place undue reliance on forward-looking statements.  Forward-looking statements speak only as of the date they are made, are not guarantees of future performance or results, and are subject to risks, uncertainties and assumptions that are difficult to predict or quantify.  Cigna undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by law.

No Offer or Solicitation

This communication is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

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